Defined Asset FundsSM



CORPORATE                              7.14% ESTIMATED CURRENT RETURN shows the estimated annual cash to be
INCOME FUND                            received from interest-bearing bonds in the Portfolio (net of estimated
MONTHLY PAYMENT SERIES--323            annual expenses) divided by the Public Offering Price (including the
(A UNIT INVESTMENT                     maximum sales charge).
TRUST)
                                       7.35% ESTIMATED LONG TERM RETURN is a measure of the estimated return over the estimated life of the Fund. This represents an average of the
-----------------------------------    yields to maturity (or in certain cases, to an earlier call date) of
/ / DESIGNED FOR HIGH                  the individual bonds in the Portfolio, adjusted to reflect the maximum
CURRENT INCOME                         sales charge and estimated expenses. The average yield for the
/ / DEFINED PORTFOLIO OF               Portfolio is derived by weighting each bond's yield by its market value
CORPORATE BONDS                        and the time remaining to the call or maturity date, depending on how
/ / MONTHLY INCOME                     the bond is priced. Unlike Estimated Current Return, Estimated Long
/ / INVESTMENT GRADE                   Term Return takes into account maturities, discounts and premiums of the underlying bonds.

7.14%                                  No return estimate can be predictive of your actual return because
ESTIMATED CURRENT RETURN               returns will vary with purchase price (including sales charges), how long units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated
7.35%                                  Current Return and Estimated Long Term Return are designed to be
ESTIMATED LONG TERM RETURN             comparative rather than predictive. A yield calculation which is more comparable to an individual bond may be higher or lower than Estimated
                                       Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.
AS OF SEPTEMBER 30, 1996

                                       ------------------------------------------------------------------
                                       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
                                       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
                                       NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
                                       THE ACCURACY OR ADE-
                                       QUACY OF THIS DOCUMENT. ANY REPRESENTATION TO
SPONSORS:                              THE CONTRARY IS A CRIMINAL OFFENSE.

Merrill Lynch,                         Inquiries should be directed to the Trustee at 1-800-221-7771.
Pierce, Fenner & Smith Incorporated    Prospectus dated October 1, 1996.
Smith Barney Inc.
Prudential Securities Incorporated     INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR
Dean Witter Reynolds Inc.              FUTURE REFERENCE.
PaineWebber Incorporated


Defined Asset FundsSM


Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $100 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into "units" representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined "distinctives". You know in advance what you are investing in and that changes in the portfolio are limited -- a defined portfolio. Most defined bond funds pay interest monthly -- defined income. The portfolio offers a convenient and simple way to invest -- simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

 -   Municipal portfolios
 -   Corporate portfolios
 -   Government portfolios
 -   Equity portfolios
 -   International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with "laddered maturities" to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.

--------------------------------------------------------------------------
Defined Monthly Payment Series
--------------------------------------------------------------------------

Our defined portfolio of long term corporate bonds offers you a simple and convenient way to earn a high level of current monthly income. And by purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide a high level of current income through investment in a fixed portfolio consisting primarily of long-term corporate bonds.

DIVERSIFICATION

The Portfolio is diversified among 12 bond issues. Spreading your investment among different issuers reduces your risk, but does not eliminate it. Because of deposits of additional bonds during the initial offering period of the Fund and maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time.

--------------------------------------------------------------------------
Defining Your Portfolio
--------------------------------------------------------------------------

PROFESSIONAL SELECTION AND SUPERVISION

The Portfolio contains a variety of bonds selected by experienced buyers The Fund is not actively managed; however, it is regularly reviewed and a bond can be sold if retaining it is considered detrimental to investors' interests.

TYPES OF BONDS

The Portfolio consists of $6,000,000 face amount of long term bonds issued by 12 different corporate issuers.


                          APPROXIMATE
                         PERCENTAGE OF
        ISSUERS            PORTFOLIO
---------------------------------------


Corporate Utilities        67%
Financial Institutions     8
Foreign Government         8
Manufacturing              17



BOND CALL FEATURES

It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or "called", at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.

CALL PROTECTION

Although many bonds are subject to optional refunding or call provisions, we have selected bonds with call protection. This call protection means that any bond in the Portfolio generally cannot be called for a number of years and thereafter at a declining premium over par.

TAX INFORMATION

In the opinion of special counsel to the Sponsors, each Holder will be considered to have received the interest on his pro rata portion of each bond when interest on the bond is received by the Fund. This interest is taxable for U.S. investors but exempt from U.S. Federal income taxes, including withholding taxes, for many foreign investors. (See Taxes.)
                                      A-2

--------------------------------------------------------------------------
Defining Your Investment
--------------------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT $981.47

The Public Offering Price as of September 30, 1996, the business day prior to the Initial Date of Deposit, is based on the aggregate offer side value of the underlying bonds in the Fund ($5,622,500.00), plus a maximum sales charge of 4.712% of the value of the bonds, plus cash ($74,000.00), divided by the number of units (6,074). The Public Offering Price on any subsequent date will vary. An amount equal to net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time.

LOW MINIMUM INVESTMENT

You can get started with a minimum purchase of about $1,000.

UNIT PAR VALUE

The par value of your unit--the amount of money you will receive by termination of the Fund, assuming all the bonds are paid at maturity or are redeemed by the issuer at par or sold by the Fund at par to meet redemptions--is $1,000.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into a separate portfolio of corporate bonds. Reinvesting helps to compound your income.

PRINCIPAL DISTRIBUTIONS

Principal from sales, redemptions and maturities of bonds in the Fund will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit.

TERMINATION DATE

The Fund will generally terminate following the maturity date of the last maturing bond listed in the Portfolio. The Fund may be terminated earlier if the value is less than 40% of the face amount of bonds deposited.

SPONSORS' PROFIT OR LOSS

The Sponsors' profit or loss associated with the Fund will include the receipt of applicable sales charges, any fees for underwriting or placing bonds, fluctuations in the Public Offering Price or secondary market price of units, a gain of $24,660.00 on the initial deposit of the bonds and a gain or loss on subsequent deposits of additional bonds (see Underwriters' and Sponsors' Profits in Part B).

UNDERWRITING ACCOUNT

None of the Sponsors has participated as sole underwriter, managing underwriter or member of an underwriting syndicate from which any of the bonds in the Portfolio were acquired.


MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
P.O. Box 9051,
Princeton, NJ 08543-9051                      66.25%

SMITH BARNEY INC.
388 Greenwich Street--23rd Floor,
New York, NY 10013                            12.35%

PRUDENTIAL SECURITIES INCORPORATED
One New York Plaza
New York, NY 10292                             4.94%

DEAN WITTER REYNOLDS INC.
Two World Trade Center--59th Floor,
New York, NY 10048                             8.23%

PAINEWEBBER INCORPORATED
1285 Avenue of the Americas,
New York, NY 10019                             4.12%

GRUNTAL & CO. INCORPORATED
14 Wall Street
New York, NY 10005                             1.65%

OPPENHEIMER & CO.
1 World Financial Center
Oppenheimer Tower, 8th Floor
New York, NY 10281                             1.23%

RAYMOND JAMES
880 Carillon Parkway
Department 11-C
St. Petersburg, FL 33716                       1.23%
                                        ------------

                                             100.00%
                                        ------------


--------------------------------------------------------------------------
Defining Your Risks
--------------------------------------------------------------------------

RISK FACTORS

The Fund is concentrated in bonds issued by Corporate Utilities and is therefore dependent to a significant degree on revenues generated from those particular activities (see Risk Factors in Part B).

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any security to be sold. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------
Defining Your Costs
--------------------------------------------------------------------------

SALES CHARGES

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                               As a %
                            As a %          of Secondary
                      of Initial Offering      Market
                         Period Public    Public Offering
                        Offering Price         Price
                      ------------------- ----------------



Maximum Sales Charges        4.50%             5.50%




The Fund (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

ESTIMATED ANNUAL FUND OPERATING EXPENSES


                            As a %
                          of Average
                          Net Assets*   Per Unit
                         ------------- ----------


Trustee's Fee                   .074%    $0.69

Portfolio Supervision,
 Bookkeeping and
 Administrative Fees            .048%    $0.45

Organizational Expenses         .020%    $0.19

Evaluator's Fee                 .021%    $0.20

Other Operating Expenses        .024%    $0.22
                         ------------  ----------

TOTAL                           .187%    $1.75




---------
*Based on the mean of the bid and offer side evaluations.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods:



1 Year   3 Years   5 Years   10 Years



 $47       $51       $55        $68




The example assumes reinvestment of all distributions into additional units of the Fund (a reinvestment option different from that offered by this Fund) and uses a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Costs Over Time above reflect both sales charges and operating expenses on an increasing investment (because the net annual return is reinvested). The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than the example.

REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time. Your price is based on the Fund's then current net asset value (generally based on the lower, bid side evaluation of the bonds, as determined by an independent evaluator), plus principal cash, if any, as well as accrued interest. The per unit bid side redemption and secondary market repurchase price as of September 30, 1996 was $932.91 ($48.56 less than the Public Offering Price). There is no fee for redeeming or selling your units.

--------------------------------------------------------------------------
Defining Your Income
--------------------------------------------------------------------------

MONTHLY INTEREST INCOME

The Fund pays monthly income, even though the bonds generally pay interest semi-annually.

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


First Distribution per unit
(October 25, 1996):                 $ 1.75

Regular Monthly Income per unit
(Beginning on November 25, 1996):   $ 5.84

Annual Income per unit:             $70.08



These figures are estimates determined as of the business day prior to the Initial Date of Deposit and actual payments may vary.

Estimated cash flows are available upon request from the Sponsors.
                                      A-4

--------------------------------------------------------------------------
                               Defined Portfolio
--------------------------------------------------------------------------

Corporate Income Fund
Monthly Payment Series--323
October 1, 1996
















                                        RATINGS OF ISSUES (1)
                                       -----------------------

                                                                  OPTIONAL         SINKING
                                       STANDARD                   REFUNDING         FUND             COST
           PORTFOLIO TITLE             & POOR'S  MOODY'S FITCH REDEMPTIONS (2) REDEMPTIONS (2)   TO FUND (3)
-------------------------------------- --------- ------- ----- --------------- ---------------  --------------



1. $500,000 Consolidated Edison           A+       A1     NR   6/15/03@103.27        --       $     480,625.00
Company, Debentures, 7.500%, 6/15/23



2. $500,000 Ford Motor Company,           A+       A1     NR         --              --             466,875.00
Debentures, 7.125%, 11/15/25


3. $500,000 IBM Corporation,               A       A1     NR         --              --             465,625.00
Debentures, 7.000%, 10/30/25


4. $500,000 General Motors                A-       A3     A-         --              --             476,875.00
Corporation, Debentures, 7.40%, 9/1/25



5. $500,000 New York Telephone             A       A2     NR   2/01/03@102.88        --             485,000.00
Company, Debentures, 7.625%, 2/1/23



6. $500,000 Pacific Bell Telephone        AA-      A1     NR   2/01/03@102.94        --             478,125.00
Company, Debentures, 7.500%, 2/01/33



7. $500,000 Pacific Gas & Electric         A       A2      A   6/01/03@102.02        --             467,500.00
Company, First and Refunding Mortgage
Bonds, Series 93A, 7.250%, 3/1/26



8. $500,000 PECO Energy, First and       BBB+     Baa1    A-   11/01/98@104.71       --             460,000.00
Refunding Mortgage Bonds, 7.250%,
11/1/24


9. $500,000 Public Service Electric &     A-       A3     A-   9/01/03@102.74        --             451,250.00
Gas Company, First and Refunding
Mortgage Bonds, Series SS, 7.000%,
9/01/24


10. $500,000 NationsBank Corporation,     A-       A3      A         --              --             468,750.00
Subordinated Notes, 7.25%, 10/15/25



11. $500,000 Quebec Province              A+       A2     NR         --              --             481,250.00
Government, Debentures, 7.50%, 7/15/23



12. $500,000 US West Communications       A+       Aa3    NR   9/15/03@101.95        --             440,625.00
Company, Debentures, 6.875%, 9/15/33



                                                                                                 $5,622,500.00

                                                                                                --------------




---------
(1) These ratings have been furnished by the Evaluator but not confirmed with the rating agencies. See Appendix A to Part B.
(2) Bonds are first subject to optional redemptions (which may be exercised in whole or in part) on the dates and at the prices indicated under the Optional Refunding Redemptions column. In subsequent years, bonds are redeemable at declining prices, but typically not below par value. Some issues may be subject to sinking fund redemption or extraordinary redemption without premium prior to the dates shown.
(3) Evaluation of the bonds by the Evaluator is made on the basis of current offer side evaluation. On this basis, 100% of the bonds were deposited at a discount from par. On the business day prior to the Initial Date of Deposit, the bid side evaluation was .53% lower than the offer side evaluation.

                        REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Corporate Income Fund, Monthly Payment Series--323, Defined Asset Funds (the "Fund"):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Fund as of October 1, 1996. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash and an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of October 1, 1996 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
NEW YORK, N.Y.
OCTOBER 1, 1996

                   STATEMENT OF CONDITION AS OF OCTOBER 1, 1996


  TRUST PROPERTY
  Investments--Bonds and Contracts to purchase Bonds(1)                                     $5,622,500.00
  Cash                                                                                          74,000.00
  Accrued interest to initial date of deposit on underlying Bonds                              111,131.96
  Organizational Costs(2)                                                                       18,222.00
                                                                                             ------------
                                                                                            $5,825,853.96
       Total                                                                                 ------------
                                                                                             ------------

  LIABILITIES AND INTEREST OF HOLDERS
  Liabilities: Advance by the Trustee for accrued interest(3)                               $  111,131.96
    Accrued Liability(2)                                                                        18,222.00
                                                                                             ------------
    Subtotal                                                                                   129,353.96
                                                                                             ------------
  Interest of Holders of 6,074 Units of fractional undivided interest outstanding:
    Cost to investors(4)                                                                    $5,961,447.88
    Gross underwriting commissions(5)                                                         (264,947.88)
                                                                                             ------------
    Subtotal                                                                                 5,696,500.00
                                                                                             ------------
       Total                                                                                $5,825,853.96
                                                                                             ------------
                                                                                             ------------



---------
 (1) Aggregate cost to the Fund of the bonds listed under Defined Portfolio is based on the offering side evaluation determined by the Evaluator at the evaluation time on the business day prior to the Initial Date of Deposit. The contracts to purchase the bonds are collateralized by an irrevocable letter of credit which has been issued by The Development Bank of Singapore, New York Agency, in the amount of $5,711,396.24 and deposited with the Trustee. The amount of the letter of credit includes $5,597,840.00 for the purchase of $6,000,000.00 face amount of the bonds, plus $113,556.24 for accrued interest.
 (2) This represents a portion of the Fund's organizational costs, which will be deferred and amortized over five years. Organizational costs have been estimated based on a projected Fund size of 18,222 Units. To the extent the Fund is larger or smaller, the amount paid may vary.
 (3) Representing a special distribution by the Trustee to the Sponsors, of an amount equal to the accrued interest on the bonds as of the initial date of deposit.
 (4) Aggregate public offering price (exclusive of interest) computed on the basis of the offering side evaluation of the underlying bonds as of the evaluation time on the business day prior to the initial date of deposit.
 (5) Assumes the maximum sales charge of 4.50% of the Public Offering Price (4.712% of the value of the bonds).
                                      A-6

                             CORPORATE INCOME FUND
                             MONTHLY PAYMENT SERIES
                              DEFINED ASSET FUNDS


             I want to learn more about automatic reinvestment in the Investment Accumulation Program. Please send me information about participation in the Corporate Fund Accumulation Program, Inc. and a current Prospectus.


             My name (please print)

             My address (please print):
             Street and Apt. No.


             City, State, Zip Code





             This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.






             1 2 3 4 5 6 7 8

                                   NO POSTAGE
                                   NECESSARY
                                   IF MAILED
                                     IN THE
                                 UNITED STATES
                              BUSINESS REPLY MAIL
                    FIRST CLASS PERMIT NO. 1313 NEW YORK, NY
POSTAGE WILL BE PAID BY ADDRESSEE
THE BANK OF NEW YORK
P.O. BOX 974
WALL STREET STATION
NEW YORK, NY 10268-0974
(Fold along this line.)
(Fold along this line.)

                                   APPENDIX A

DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES)

STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW HILL, INC.

  AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA--Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

  A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A provisional rating, indicated by "p" following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

MOODY'S INVESTORS SERVICE INC.

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

  Conditional ratings, indicated by "Con.", are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.

FITCH INVESTORS SERVICES, INC.

  AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, which very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

  A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

  A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

DUFF & PHELPS CREDIT RATING CO.

  AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

  A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

                                   APPENDIX B
                     INITIAL OFFERING SALES CHARGE SCHEDULE

                                                       SALES CHARGE
                                                (GROSS UNDERWRITING PROFIT)
                                            ------------------------------------
                                              AS PERCENT OF       AS PERCENT OF
                                            OFFER SIDE PUBLIC      NET AMOUNT
            NUMBER OF UNITS                  OFFERING PRICE         INVESTED
----------------------------------------    ------------------    --------------


MONTHLY PAYMENT SERIES, INSURED SERIES:


Less than 250. . . . . . . . . . . . .        4.50%                4.712%
250 - 499. . . . . . . . . . . . . . .        3.50                 3.627
500 - 749. . . . . . . . . . . . . . .        3.00                 3.093
750 - 999. . . . . . . . . . . . . . .        2.50                 2.564
1,000 or more. . . . . . . . . . . . .        2.00                 2.041

INTERMEDIATE SERIES:
Less than 250. . . . . . . . . . . . .        4.00%                4.167%
250 - 499. . . . . . . . . . . . . . .        3.00                 3.093
500 - 749. . . . . . . . . . . . . . .        2.50                 2.564
750 - 999. . . . . . . . . . . . . . .        2.00                 2.040
1,000 or more. . . . . . . . . . . . .        1.50                 1.523



                     SECONDARY MARKET SALES CHARGE SCHEDULE


                                                  SALES CHARGE
                                           (GROSS UNDERWRITING PROFIT)
                                        ----------------------------------
                                         AS PERCENT OF      AS PERCENT OF
                                        BID SIDE PUBLIC      NET AMOUNT
          NUMBER OF UNITS               OFFERING PRICE        INVESTED
------------------------------------    ----------------    --------------


Less than 250. . . . . . . . . . .        5.50%              5.820%
250 - 499. . . . . . . . . . . . .        4.50               4.712
500 - 749. . . . . . . . . . . . .        3.50               3.627
750 - 999. . . . . . . . . . . . .        2.50               2.564
1,000 or more. . . . . . . . . . .        2.00               2.041

INTERMEDIATE SERIES:
Less than 250. . . . . . . . . . .        4.75%              4.987%
250 - 499. . . . . . . . . . . . .        3.75               3.896
500 - 749. . . . . . . . . . . . .        2.75               2.828
750 - 999. . . . . . . . . . . . .        2.00               2.041
1,000 or more. . . . . . . . . . .        1.50               1.523





  The concession to dealers will be 65% of the effective sales charge.

                           Defined
                           Asset FundsSM
























































SPONSORS:                            CORPORATE INCOME FUND
Merrill Lynch,
Pierce, Fenner & Smith Incorporated
Defined Asset Funds                  Monthly Payment Series--323
P.O. Box 9051                        (A Unit Investment Trust)
Princeton, NJ 08543-9051
(609) 282-8500                       This Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement
Smith Barney Inc.                    and exhibits relating thereto which have been filed with the
Unit Trust Department                Securities and Exchange Commission, Washington, D.C. under the
388 Greenwich Street--23rd Floor     Securities Act of 1933 and the Investment Company Act of 1940, and
New York, NY 10013                   to which reference is hereby made. Copies of filed material can be
(212) 816-4000                       obtained from the Public Reference Section of the Commission, 450
                                     Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The
PaineWebber Incorporated             Commission also maintains a Web site that contains information
1200 Harbor Blvd.                    statements and other information regarding registrants such as
Weehawken, NJ 07087                  Defined Asset Funds that file electronically with the Commission at
(201) 902-3000                       http://www.sec.gov.
                                               ---------------------
Prudential Securities Incorporated
One New York Plaza                   No person is authorized to give any information or to make any
New York, NY 10292                   representations with respect to this investment company not
(212) 778-6164                       contained in its registration statement and related exhibits; and
                                     any information or representation not contained therein must not be
Dean Witter Reynolds Inc.            relied upon as having been authorized.
Two World Trade Center                         ---------------------
59th Floor
New York, NY 10048                   When Units of this Series are no longer available, this Prospectus
(212) 392-2222                       may be used as a preliminary prospectus for a future series, and investors should note the following:

                                     Information contained herein is subject to amendment. A registration statement relating to those securities has been filed with the
                                     Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
EVALUATOR:
Interactive Data Corporation
14 Wall Street
New York, NY 10005


TRUSTEE:
The Bank of New York
Box 974 -- Wall Street Division
New York, NY 10268-0974
1-800-221-7771








                                                                       UT6294 J6